SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2001
                                                  -------------

                           Grange National Banc Corp.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-13599                 23-2314065
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      (State or other               (Commission            (I.R.S. Employer
      jurisdiction of               file number)          Identification No.)
      incorporation)

198 East Tioga Street, Tunkhannock, Pennsylvania                18657
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (570) 836-2100
                                                    ----------------


Former name or former address, if changed from last report:

Not applicable.

Item 1.   Changes in control of registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

               The Board of Directors of the Registrant has authorized the purchase of up to 5% of the Company's issued and outstanding common stock, from time to time, in open market purchases, through a licensed broker-dealer in accordance with the terms, conditions and restrictions contained in Rule 106-18.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

          Not Applicable.

          (b)  Pro Forma Financial Information.

          Not Applicable.

          (c)  Exhibits

          99.1 Form of Press Release detailing the Company's plans to purchase up to 5% of its issued and outstanding common stock.

Item 8.   Change in fiscal year.

          Not Applicable.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Grange National Banc Corp.
                                             ----------------------------------
                                             (Registrant)

Date:  June 29, 2001                         /s/ Thomas A. McCullough
                                             ----------------------------------
                                             Thomas A. McCullough
                                             Chief Executive Officer

PRESS RELEASE


GRANGE NATIONAL BANK

198 E. TIOGA STREET

TUNKHANNOCK, PA 18657



FOR MORE INFORMATION, CONTACT:

Thomas A. McCullough, President

GRANGE NATIONAL BANK

570-836-2100   Fax: 570-836-7644

FOR IMMEDIATE RELEASE

           "GRANGE NATIONAL BANC CORP ANNOUNCES STOCK REPURCHASE PLAN"

TUNKHANNOCK, PENNSYLVANIA, JUNE 27, 2001--

Grange National Banc Corp (GRGN.OB), OTC, the holding company for Grange National Bank, today announced that its Board of Directors has authorized the purchase of up to 5% of the company's outstanding common stock over the next year. Purchases may be made from time to time as, in the opinion of management, market conditions are favorable for such purchases. These transactions will occur in the open market or in privately negotiated transactions.

Grange National Banc Corp currently has 819,969 shares of common stock outstanding with total shareholder's equity of $20,527,000 as of March 31, 2001. Grange National Banc Corp's wholly owned subsidiary, Grange National Bank, currently has total assets of approximately $209 million and operates 11 full service offices in Bradford, Luzerne, Susquehanna and Wyoming Counties, Pennsylvania. The Bank will be opening an additional office in Lackawanna County early this fall.